                                                                    Exhibit 5(a)

Anchor National Life               New Business Documents             New Business Documents [ANCHOR NATIONAL LOGO]
Insurance Company                  with checks:                       without checks:
1 SunAmerica Center                P. O. Box 100330                   P. O. Box 54299
Los Angeles, CA 90067-6022         Pasadena, CA  91189-0001           Los Angeles, CA   90054-0299
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PARTICIPANT ENROLLMENT FORM                                                                       ANG-531 (11/98)
DO NOT USE HIGHLIGHTER.  Please Print or type.


A. PARTICIPANT        [ ]Mr. [ ]Mrs.[ ]Ms. [ ]Miss [ ]Dr. [ ]Sr. [ ]Jr.

                      ------------------------------------------------------------------------------------------
                      LAST NAME                       FIRST NAME                  MIDDLE INITIAL

                      ------------------------------------------------------------------------------------------
                      STREET ADDRESS

                      ------------------------------------------------------------------------------------------
                      CITY                                    STATE                         ZIP CODE

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------  --------------------------  -------------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER


                      JOINT PARTICIPANT (IF ANY, MUST BE SPOUSE)
                                                                ------------------------------------------------
                                                                   LAST NAME     FIRST NAME    MIDDLE INITIAL

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------  --------------------------  -------------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER


B. ANNUITANT          ------------------------------------------------------------------------------------------
(Complete only        LAST NAME                       FIRST NAME                  MIDDLE INITIAL
if different
from                  ------------------------------------------------------------------------------------------
participant)          STREET ADDRESS

                      ------------------------------------------------------------------------------------------
                      CITY                                    STATE                         ZIP CODE

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------  --------------------------  -------------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER


                      JOINT PARTICIPANT (IF ANY, MUST BE SPOUSE)
                                                                ------------------------------------------------
                                                                   LAST NAME     FIRST NAME    MIDDLE INITIAL

                      MO.    DAY     YR.     [ ]M    [ ]F                               (   )
                      --------------------   ------------  --------------------------  -------------------------
                         DATE OF BIRTH           SEX       SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER



C. DEATH BENEFIT      [ ] Purchase Payment Accumulation       [ ] Maximum Anniversary Value
(Participant must         Death Benefit Option                    Death Benefit Option
choose one)           (See your investment representative or the prospectus for information about these options.)

D. BENEFICIARY                                                                          PRIMARY[ ]CONTINGENT [ ]
                      --------------------------------------------------------------
                      LAST NAME     FIRST NAME       MIDDLE INITIAL   RELATIONSHIP

                                                                                        PRIMARY[ ]CONTINGENT [ ]
                      --------------------------------------------------------------
                      LAST NAME     FIRST NAME       MIDDLE INITIAL   RELATIONSHIP


E. TYPE OF            [ ] Nonqualified.  If nonqualified, is this a 1035 Exchange?  [ ] YES  [ ] NO
   CONTRACT               If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                      [ ] Qualified, as indicated below. Is this a direct transfer? [ ] YES [ ] NO
                          If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                          Please note: Please select an appropriate plan for qualified monies.
                      [ ]SEP [ ] 403(b) [ ] Terminal funding [ ] 457 [ ] 401 retirement plan
                      [ ] IRA Tax Year______ [ ] IRA rollover [ ] IRA transfer
                      [ ] Roth IRA        Roth IRA origination date__________    [ ]Other_______
                                                                                         PLEASE SPECIFY

F. ANNUITY DATE       MO.  DAY   YR.    Date annuity payments begin. (Must be at least 2 years after the
                      ANNUITY DATE      Certificate Date. Maximum age is the later of the Participant's Age
                                        90 or 10 years after Certificate Date. Note:  If left blank, the Annuity
                                        Date will default to maximum for nonqualified and to 70 1/2  for qualified contracts.)

G. GROSS
   PURCHASE           [ ] INITIAL PAYMENT: $_____________________
   PAYMENT(S)             Minimum initial payment is [$5,000] for nonqualified contracts; [$2,000] for qualified contracts. Payments may be wired or mailed.  Make check payable to: Anchor National
                          Life Insurance Company.
                      [ ] AUTOMATIC PAYMENTS: $_____________________
                          To establish automatic bank drafts for future payments, include a completed "Automatic
                          Payment Authorization" form (G-2233POS), and a voided check.


ANG-531 (11/98)                                     OVER                                                    2.99

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PARTICIPANT ENROLLMENT FORM                                                                ANG-531 (11/98) SIDE 2
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H. SPECIAL            [ ] RIGHTS OF ACCUMULATION: Check the box at left if You have other qualifying contracts or
   FEATURES               certificates to be included under the Rights of Accumulation and include a completed
                          "Rights of Accumulation" form (TBD).

                      [ ] LETTER OF INTENT: Check the box at left and include a completed "Letter of Intent" form
                          (TBD).

                      [ ] SYSTEMATIC WITHDRAWAL: Check the box at left and include a "Systematic Withdrawal
                          Application" form (V-5550SW).

                      [ ] AUTOMATIC DOLLAR COST AVERAGING: Check the box at left and include a completed "Dollar
                          Cost Averaging Application" form (V-5551DCA).

                      [ ] PRINCIPAL ADVANTAGE: Check the box at left. Under Investment Instructions, indicate the fixed account desired and specify other allocations as percentages.

I. TELEPHONE /        Do you wish to authorize telephone TRANSFERS, subject to the conditions
   INTERNET           set forth below?                                                             [ ] YES [ ] NO
   TRANSFERS          Do you wish to authorize Internet TRANSFERS, subject to the conditions
                      set forth below?                                                             [ ] YES [ ] NO
                      (If no election is indicated the Company will default to yes for transfers via the telephone or Internet.) I authorize the
AUTHORIZATION         Company to accept telephone and/or Internet instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to restrictions and limitations contained in the certificate and related prospectus, if any. I understand that
                      I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or
                      Internet authentication, keep records of all such transactions and send confirmations to the address of record.

                      Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail? [ ] YES [ ] NO

                      If YES, You MUST indicate Your Internet Address in the space provided.
                                                                                            -------------------
                                                                                              Internet Address
J. SPECIAL
   INSTRUCTIONS       -------------------------------------------------------------------------------------------

                      -------------------------------------------------------------------------------------------

K. STATEMENT OF       This Certificate [ ] WILL [ ] WILL NOT replace an existing life insurance or annuity
   PARTICIPANT        contract. (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                      COMPANY NAME                                    CONTRACT NUMBER
                                   -------------------------------                    ---------------------------

                      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any
                      Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES
                      PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE ACCOUNT(S),
                      ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT ALL PAYMENTS AND
                      VALUES BASED ON THE GENERAL ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH
                      MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I ACKNOWLEDGE RECEIPT OF
                      THE CURRENT PROSPECTUSES FOR (A-SHARE) INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR
                      SERIES TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.


                      Signed at
                                ----------------------------------------------       ----------------------
                                        CITY              STATE                      DATE

                      ----------------------------------------------    -----------------------------------------
                      PARTICIPANT'S SIGNATURE                           REGISTERED REPRESENTATIVE'S SIGNATURE

                      ----------------------------------------------
                      JOINT PARTICIPANT'S SIGNATURE (IF APPLICABLE)


L. REGISTERED/        Will this Certificate replace in whole or in part any existing life insurance or annuity
    LICENSED          contract? [ ] YES [ ] NO
 REPRESENTATIVE
 INFORMATION
                      ---------------------------------------------------------        --------------------------
                      REPRESENTATIVE'S LAST NAME    FIRST NAME   MIDDLE INITIAL        SOC. SEC. NUMBER


                      ---------------------------------------------------------        --------------------------
                      REPRESENTATIVE'S STREET ADDRESS       CITY       STATE           ZIP CODE

                                                   (   )
                      -----------------------      -----------------------------       --------------------------
                      BROKER/DEALER FIRM NAME      REPRESENTATIVE'S TELEPHONE NO.      LICENSED AGENT ID NUMBER

                      FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A
                      FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR
                      DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.

ANG-531 (11/98)                                                                                              2.99

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            INVESTMENT INSTRUCTIONS FOR FIXED ACCOUNT OPTIONS AND VARIABLE SUBACCOUNTS ANG-531 (11/98)
                                                                                                           SIDE 3
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INVESTMENT INSTRUCTIONS: Choose from Fixed Account Options and Variable Subaccounts below. If Dollar Cost
Averaging Fixed Account Options are selected, Form [TBD-5551DCA] must accompany this Participant Enrollment Form.
ALLOCATIONS MUST BE EXPRESSED IN WHOLE PERCENTAGES AND TOTAL ALLOCATION MUST EQUAL 100%.


_____  Portfolio_____          ______ Manager_____               ______ Portfolio_____            ______ Manager_____
__%  Cash Management           SunAmerica Asset Mgmt. Corp.      __%  Venture Value               Davis Selected Advisers, L.P.
__%  Government & Quality Bond Wellington  Mgmt. Co., LLP        __%   "Dogs" of Wall Street      SunAmerica Asset Mgmt. Corp.
__%  Corporate Bond            Federated Investors               __%  Alliance Growth             Alliance Capital Mgmt. L.P.
__%  Global Bond               Goldman Sachs Asset Mgmt.         __%  Growth                      Wellington  Mgmt. Co., LLP
__%  High-Yield Bond           SunAmerica Asset Mgmt. Corp.      __%  Putnam Growth               Putnam Investment Mgmt., Inc.
__%  Worldwide High Income     Morgan Stanley Asset Mgmt.,  Inc. __%  Real Estate                 Davis Selected Advisers, L.P.
__%  SunAmerica Balanced       SunAmerica Asset Mgmt. Corp.      __%  MFS Mid-Cap Growth          Massachusetts Financial Services
__%  MFS Total Return          Massachusetts Financial Services  __%  Capital  Appreciation       Wellington  Mgmt. Co., LLP
__%  Asset Allocation          Goldman Sachs Asset Mgmt.         __%  Aggressive Growth           SunAmerica Asset Mgmt. Corp.
__%  Utility                   Federated Investors               __%  Int'l. Growth and Income    Putnam Investment Mgmt., Inc.
__%  Growth-Income             Alliance Capital Mgmt. L.P.       __%  Global Equities             Alliance Capital Mgmt. L.P.
__%  MFS Growth and Income     Massachusetts Financial Services  __%  Int'l. Diversified Equities Morgan Stanley Asset  Mgmt., Inc.
__%  Federated Value           Federated Investors               __%  Emerging Markets            Putnam Investment Mgmt., Inc.


        I understand that my initial Purchase Payment may be allocated to the Money Market Subaccount until the end of my Right to Examine period, at which point it will be allocated as shown above.



                                      FIXED ACCOUNT OPTION GUARANTEE PERIODS

        DCA  ALLOCATIONS:  ______% 6 Month DCA    ______% 1 Year DCA


                           ____% 1 yr. ____% 3 yr. ____% 5 yr. ____% 7 yr. ____% 10 yr.


------------------------------------------        -------------------------------------      --------------------
PARTICIPANT'S SIGNATURE                           REGISTERED REPRESENTATIVE'S SIGNATURE      DATE


---------------------------------------------
JOINT PARTICIPANT'S SIGNATURE (if applicable)


REGISTERED/LICENSED REPRESENTATIVE INFORMATION



(   )
--------------------------------------            -------------------------------    -----------------------
REPRESENTATIVE'S TELEPHONE NO.                    LICENSED AGENT ID NUMBER           BROKER/DEALER FIRM NAME



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 FOR OFFICE USE ONLY



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ANG-531 (11/98)                                                                                              2.99